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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    --------

                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                    --------


       Date of Report (Date of Earliest Event Reported): October 30, 2000


                                CHI ENERGY, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)



        33-69762                                         06-1138478
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(Commission File Number)                    (I.R.S. Employer Identification No.)



680 WASHINGTON BOULEVARD, STAMFORD, CONNECTICUT                     06901
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(Address of Principal Executive Offices)                         (Zip Code)


                                 (203) 425-8850
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)




                                      NONE
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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NY2:\981501\01\L1BX01!.DOC\38684.0004

Item 5.    Other Events.

           The information set forth in the press release issued by Enel S.p.A., attached hereto as Exhibit 99.1, is incorporated herein by reference.


Item 7.    Financial Statements and Exhibits.

                     (c)       Exhibits.
                               --------

                     99.1      Press release of Enel S.p.A. dated
                               November 1, 2000.



















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
                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                             CHI Energy, Inc.

                                             By: /s/ Thomas G. Beaumonte
                                                 --------------------------
                                                 Thomas G. Beaumonte,
                                                 Controller and Treasurer
Date: November 14, 2000

















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
                                 EXHIBIT INDEX
Item No.
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  99.1                    Press release of Enel S.p.A. dated November 1,  2000.

















                                       4